UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2010 (March 24, 2010)

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455
Rockville, MD 20850
(Address of principal executive offices) (Zip code)

(240) 268-5300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2010, the Board of Directors of Rexahn Pharmaceuticals, Inc. (the “Company”) approved an amendment, effective immediately, to the Company’s Amended and Restated Bylaws.  Specifically, the Board of Directors amended Article II, Section 6 (Quorum) of the Company’s Amended and Restated Bylaws to provide that a quorum for the transaction of business at a meeting of the stockholders of the Company shall consist of the holders of forty percent of the issued and outstanding stock of the Company (reduced from a majority of the issued and outstanding stock of the Company).

The foregoing description of the amendment to the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. Exhibit
Number	Description
Exhibit 3.1	Amended and Restated Bylaws of Rexahn Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Chang H. Ahn
Chang H. Ahn
Chairman and Chief Executive Officer

Date:     March 26, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Rexahn Pharmaceuticals, Inc.